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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of CollaGenex Pharmaceuticals, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Brian M. Gallagher, Ph.D., Chief Executive Officer of the Company, and Nancy C. Broadbent, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to CollaGenex Pharmaceuticals, Inc. and will be retained by CollaGenex Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                               /s/Brian M. Gallagher, Ph.D.
                                               ---------------------------------
Dated: March 31, 2003                          Brian M. Gallagher, Ph.D.
                                               Chief Executive Officer

                                               /s/Nancy C. Broadbent
                                               ---------------------------------
Dated: March 31, 2003                          Nancy C. Broadbent
                                               Chief Financial Officer